CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5

DERIVED INFORMATION   [6/28/04]

[$395,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$825,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the &147;Information&148;.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate&146;s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (&147;Offering Documents&148;) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5

Statistical Collateral Summary-Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/04 cutoff date.  Approximately 15.0% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,300
Total Outstanding Loan Balance	$836,774,612*	Min	Max
Average Loan Current Balance	$157,882	$4,751	$788,103
Weighted Average Original LTV	82.1%**
Weighted Average Coupon	7.09%	4.25%	13.69%
Arm Weighted Average Coupon	7.06%
Fixed Weighted Average Coupon	7.27%
Weighted Average Margin	6.51%	2.25%	11.44%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	2
% First Liens	99.2%
% Second Liens	0.8%
% Arms	85.4%
% Fixed	14.6%
% of Loans with Mortgage Insurance	0.5%

*

Total collateral will be approximately [$825,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

	of	% of	Total					% Full	% Owner	% 2nd	% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
1. - 25,000.	113	0.2	1,709,962	11.77	330	601	98.0	83.5	99.5	98.6	4.0
25,001. - 50,000.	150	0.7	6,016,961	8.85	335	621	78.6	68.7	77.1	20.7	33.8
50,001. - 75,000.	633	4.7	39,698,893	8.08	350	614	82.3	68.8	80.3	2.1	32.2
75,001. - 400,000.	4,212	83.2	696,459,363	7.10	356	619	82.2	60.1	93.1	0.4	46.4
400,001. - 500,000.	147	7.9	66,046,720	6.33	355	656	82.7	61.3	92.5	0.0	46.3
500,001. - 600,000.	29	1.9	16,194,409	6.47	358	634	79.5	69.6	96.3	0.0	44.8
600,001. - 700,000.	13	1.0	8,353,318	6.63	358	632	77.5	54.7	100.0	0.0	76.9
700,001. - 800,000.	3	0.3	2,294,987	6.38	357	628	78.6	100.0	100.0	0.0	67.5
Total:	5,300	100.0	836,774,612	7.09	355	622	82.1	61.0	92.5	0.8	45.9

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5

	of	% of	Total					% Full	% Owner	% 2nd	% Cash
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Unknown	3	0.0	276,480	8.42	358	0	81.0	100.0	100.0	0.0	0.0
501 - 525	197	3.8	31,538,142	8.02	357	514	74.4	73.0	98.2	0.0	82.3
526 - 550	356	6.2	51,899,229	7.73	354	539	77.2	70.8	97.6	0.0	72.9
551 - 575	610	10.6	88,532,689	7.65	357	563	80.6	70.2	96.5	0.1	63.6
576 - 600	913	14.5	121,478,034	7.39	357	588	83.2	77.2	96.2	2.0	49.5
601 >=	3,221	64.9	543,050,039	6.82	355	654	83.1	54.2	90.2	0.8	37.5
Total:	5,300	100.0	836,774,612	7.09	355	622	82.1	61.0	92.5	0.8	45.9

          *     Note, for second liens, CLTV is employed in this calculation.

	of	% of	Total					% Full	% Owner	% 2nd	% Cash
Original LTV (OLTV*)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
<= 80.00	3,059	59.9	501,096,955	6.82	355	625	76.3	54.2	95.1	0.0	43.8
80.01 - 85.00	519	9.8	81,846,540	7.36	357	595	84.5	63.5	91.6	0.0	64.4
85.01 - 90.00	840	16.3	136,570,658	7.21	357	618	89.7	78.0	87.8	0.1	50.4
90.01 - 95.00	491	8.9	74,332,205	7.72	356	631	94.8	64.1	80.5	0.7	42.4
95.01 - 100.00	391	5.1	42,928,255	8.24	348	647	99.9	75.6	99.3	14.0	26.3
Total:	5,300	100.0	836,774,612	7.09	355	622	82.1	61.0	92.5	0.8	45.9

          *     Note, for second liens, CLTV is employed in this calculation.

	of	% of	Total					% Full	% Owner	% 2nd	% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Primary	4,798	92.5	774,021,875	7.04	355	620	82.0	62.2	100.0	0.8	46.3
Second Home	21	0.4	2,936,365	7.23	358	627	81.3	51.6	0.0	0.0	32.5
Investment	481	7.1	59,816,373	7.75	356	654	84.5	45.2	0.0	0.3	41.6
Total:	5,300	100.0	836,774,612	7.09	355	622	82.1	61.0	92.5	0.8	45.9

          *     Note, for second liens, CLTV is employed in this calculation.

	of	% of	Total					% Full	% Owner	% 2nd	% Cash
Documentation Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Full	3,390	61.0	510,242,661	7.01	355	611	83.2	100.0	94.4	0.9	48.8
Reduced	986	19.1	159,699,817	7.13	356	659	81.9	0.0	92.0	0.6	5.0
No Income/ No Asset	39	0.7	6,190,361	6.85	359	646	77.8	0.0	98.9	0.7	69.3
Stated Income / Stated Assets	885	19.2	160,641,773	7.31	355	623	79.2	0.0	86.8	0.7	76.2
Total:	5,300	100.0	836,774,612	7.09	355	622	82.1	61.0	92.5	0.8	45.9

          *     Note, for second liens, CLTV is employed in this calculation.

	of	% of	Total					% Full	% Owner	% 2nd	% Cash
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
<= 10.00	5,110	99.1	829,464,121	7.05	356	622	82.1	61.0	92.5	0.3	46.1
10.01 - 10.50	22	0.2	1,617,215	10.32	345	599	83.1	66.1	83.3	10.7	36.4
10.51 - 11.00	32	0.2	2,089,654	10.78	324	627	87.7	28.4	80.6	45.0	35.0
11.01 - 11.50	9	0.0	395,073	11.34	326	607	88.2	61.6	86.5	71.5	57.7
11.51 - 12.00	78	0.2	1,723,582	11.75	313	590	96.7	93.8	100.0	92.5	9.7
12.01 - 12.50	5	0.0	188,890	12.36	205	604	95.0	70.3	95.8	100.0	61.3
12.51 - 13.00	14	0.1	668,324	12.76	241	643	99.9	12.7	100.0	100.0	0.0
13.01 - 13.50	7	0.0	176,685	13.26	293	618	99.3	46.2	85.5	100.0	0.0
13.51 - 14.00	23	0.1	451,069	13.69	359	598	98.4	85.6	85.6	100.0	0.0
Total:	5,300	100.0	836,774,612	7.09	355	622	82.1	61.0	92.5	0.8	45.9

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5

	of	% of	Total					% Full	% Owner	% 2nd	% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
Purchase	2,772	47.1	394,523,773	7.17	357	640	84.2	55.7	91.3	1.5	0.0
Refinance - Rate Term	389	7.0	58,255,741	6.83	349	622	80.5	70.5	95.5	0.1	0.0
Refinance - Cashout	2,139	45.9	383,995,099	7.04	355	604	80.3	64.9	93.3	0.2	100.0
Total:	5,300	100.0	836,774,612	7.09	355	622	82.1	61.0	92.5	0.8	45.9

          *     Note, for second liens, CLTV is employed in this calculation.

	of	% of	Total					% Full	% Owner	% 2nd	% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
<= 40.00	2,349	40.9	341,957,967	7.14	355	623	81.9	59.0	91.0	0.7	49.6
40.01 - 45.00	1,172	23.1	193,495,438	7.08	356	629	82.1	54.4	93.1	0.7	42.8
45.01 - 50.00	1,456	29.4	245,804,676	7.03	355	621	83.1	65.9	94.3	1.0	40.6
50.01 - 55.00	309	6.3	52,583,781	7.11	356	598	79.8	74.9	92.8	0.7	58.4
55.01 - 60.00	8	0.2	1,688,393	6.89	358	626	84.6	69.9	55.0	0.0	53.7
60.01 >=	6	0.1	1,244,357	7.42	358	639	81.3	74.3	100.0	8.6	26.6
Total:	5,300	100.0	836,774,612	7.09	355	622	82.1	61.0	92.5	0.8	45.9

          *     Note, for second liens, CLTV is employed in this calculation.

Original Penalty Period	of	% of	Total					% Full	% Owner	% 2nd	% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV*	Doc	Occ	Lien	out
0	886	14.6	122,012,743	7.58	354	621	82.2	50.8	87.9	2.0	42.5
12	300	6.6	54,981,609	7.27	356	619	81.5	57.5	89.0	0.7	51.3
21	98	3.2	26,540,565	6.17	359	651	80.5	59.9	97.9	0.0	34.2
24	2,685	51.3	429,676,751	7.07	357	615	82.9	64.9	94.2	0.6	44.3
30	1	0.0	246,366	7.75	358	644	92.8	0.0	100.0	0.0	0.0
33	15	0.5	4,432,350	6.04	359	638	81.6	68.6	96.1	0.0	53.0
36	1,312	23.7	198,577,195	6.92	352	637	80.8	59.8	91.7	0.6	51.3
60	3	0.0	307,034	8.89	352	579	75.8	38.5	84.3	0.0	77.2
Total:	5,300	100.0	836,774,612	7.09	355	622	82.1	61.0	92.5	0.8	45.9

          *     Note, for second liens, CLTV is employed in this calculation.

*     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5